SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) July 30, 1999



                          ALLIED WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization.)

                  0-19285                                88-0228636
           (Commission File Number)            (IRS Employer Identification No.)


15880 North Greenway-Hayden Loop, Suite 100
         Scottsdale, Arizona                               85260
       (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (602) 423-2946



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets

On July 30, 1999, the Company completed its previously announced acquisition of Browning-Ferris Industries, Inc. ("BFI"). As a result of the acquisition, which was effected by a merger of a wholly owned subsidiary of the Company and BFI, BFI became a wholly owned subsidiary of the Company and each previously outstanding share of common stock of BFI was converted into the right to receive $45 per share in cash. The Company's August 2, 1999 press release, which contains additional information regarding the acquisition, is filed as an exhibit hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
(a)      Financial Statements for Browning-Ferris Industries, Inc.
                  The financial statements for Browning-Ferris Industries, Inc. which include a Report of Independent Public Accountants, Consolidated Balance Sheet - September 30, 1997, 1998 and March 31, 1999 (undaudited), Consolidated Statements of Operations for the Three Years Ended September 30, 1998 and the Six Months Ended March 31, 1998 and 1999 (unaudited), Consolidated Statements of Common Stockholders' Equity for the Three Years Ended September 30, 1998, Consolidated Statements of Cash Flows for the Three Years Ended September 30, 1998 and the Six Months Ended March 31, 1998 and 1999 (unaudited) and the Notes to Consolidated Financial Statements, were previously filed in the Company's Current Report on Form 8-K dated July 19, 1999.

(b)      Pro Forma Financial Information
                  The pro forma financial statements related to the acquisition of BFI, which include the Pro Forma Combined Balance Sheet - March 31, 1999, Pro Forma Combined Statements of Operations for the Three Months Ended March 31, 1999 and the Year Ended December 31, 1998 and the Notes to Pro Forma Combined Financial Statements, were previously filed in the Company's Current Report on Form 8-K dated July 19, 1999.

(c)      Exhibits

Exhibit No.                 Description
-----------              ----------------

4.1       Certificate of  Designation for  Series A Senior Convertible Preferred
          Stock

4.2       Certificate of Designation for Series B Junior Preferred Stock

4.3 First Supplemental Indenture, dated July 30, 1999 among the Company, certain subsidiaries of the Company and U.S. Bank Trust, N.A., as trustee, regarding 10% Senior Subordinated Notes due 2009 of Allied Waste North America, Inc.

10.1      Credit Facility dated as of July 30, 1999

10.2 Second Amended and Restated Shareholders Agreement, dated as of July 30, 1999, between the Company and the purchasers of the Series A Senior Convertible Preferred Stock and related parties

10.3 Amended and Restated Registration Rights Agreement, dated as of July 30, 1999, between the Company and the purchasers of the Series A Senior Convertible Preferred Stock and related parties

99        Press release dated August 2, 1999





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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           ALLIED WASTE INDUSTRIES, INC.



                           By:                 /s/ Steven M. Helm
                                 ---------------------------------------------
                                                Steven M. Helm
                                  Vice President-Legal and Corporate Secretary






Date: August 10, 1999























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

                                  Exhibit Index



Exhibit No.                 Description
-----------              ----------------

4.1       Certificate of  Designation for  Series A Senior Convertible Preferred
          Stock

4.2       Certificate of Designation for Series B Junior Preferred Stock

4.3 First Supplemental Indenture, dated July 30, 1999 among the Company, certain subsidiaries of the Company and U.S. Bank Trust, N.A., as trustee, regarding 10% Senior Subordinated Notes due 2009 of Allied Waste North America, Inc.

10.1      Credit Facility dated as of July 30, 1999

10.2 Second Amended and Restated Shareholders Agreement, dated as of July 30, 1999, between the Company and the purchasers of the Series A Senior Convertible Preferred Stock and related parties

10.3 Amended and Restated Registration Rights Agreement, dated as of July 30, 1999, between the Company and the purchasers of the Series A Senior Convertible Preferred Stock and related parties

99        Press release dated August 2, 1999











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